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                                   EXHIBIT 23
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                               Stegman & Company
                          Certified Public Accountants
                                   Suite 200
                              400 East Joppa Road
                           Baltimore, Maryland  21286
                                 (410) 823-8000



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
GrandBanc, Inc.

   We hereby consent to the incorporation by reference in the Annual Report on Form 10-KSB of GrandBanc, Inc. for the year ended December 31, 1998, of our report dated February 1, 1999, relating to the consolidated financial statements of GrandBanc, Inc. and Subsidiary.



                                                        /s/ Stegman & Company
                                                            STEGMAN & COMPANY



Baltimore, Maryland
April 7, 1999